                                                                   March 1, 2002


                             COMPUTATIONAL MATERIALS

                                 $1,000,000,000

                     HOUSEHOLD HOME EQUITY LOAN TRUST 2002-1

              CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES

                                  LEAD MANAGERS

MORGAN STANLEY                                        CREDIT SUISSE FIRST BOSTON

                                   CO-MANAGERS

                                       TBD

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 $1,000,000,000
                     HOUSEHOLD HOME EQUITY LOAN TRUST 2002-1
                 HOUSEHOLD FINANCE CORPORATION - MASTER SERVICER

                                                                             MODIFIED
                        EXPECTED RATINGS                        AVG LIFE    DURATION TO
                        (MOODY'S / S&P/                         TO CALL /     CALL /      PAYMENT WINDOW TO    INTEREST
CLASS    DESCRIPTION         FITCH)          PRINCIPAL AMOUNT   MTY(1)(2)    MTY(1)(2)     CALL / MTY(1)(2)   DAY COUNT    COUPON(3)
-----    -----------    ----------------     ----------------  -----------  ------------  ------------------  ---------    ---------
A      ARM Floater       Aaa/AAA/AAA         $888,889,000    2.24 / 2.41   2.16 / 2.31   4/20/02 - 7/20/07   Actual/360   LIBOR +[ ]
                                                                                         4/20/02 - 12/20/09
M      ARM Floater        Aa2/AA/AA          $111,111,000    2.24 / 2.41   2.13 / 2.26   4/20/02 - 7/20/07   Actual/360   LIBOR +[ ]
                                                                                         4/20/02 - 12/20/09

Notes:    (1)  Certificates are priced to a 15% optional clean-up call. If the
               Optional Termination is not exercised, an auction process will begin three months later. As long as the auction process continues, all payments that would normally go to the equity certificate will be used to pay down the certificates.

          (2)  Based on the pricing prepayment speed. See details below.

          (3)  Subject to the available funds cap

ISSUER:                            Household Home Equity Loan Trust 2002-1

SELLERS:                           Wholly owned subsidiaries of Household Finance Corporation

DEPOSITOR:                         HFC Revolving Corporation

MASTER SERVICER:                   Household Finance Corporation ("Household")

TRUSTEE:                           Bank One, National Association

MANAGER(S):                        Morgan Stanley and Credit Suisse First Boston (lead managers);

RATING AGENCIES                    Standard & Poor's, Moody's Investors Service and Fitch Inc

OFFERED CERTIFICATES:              Class A and Class M Certificates

EXPECTED PRICING DATE:             March 7, 2002

EXPECTED CLOSING DATE:             On or about March 14, 2002 through DTC and, if applicable, Euroclear or Clearstream.

CUT-OFF DATE:                      Close of business on March 3, 2002

STATISTICAL CUT-OFF DATE:          Close of business on February 14, 2002

DISTRIBUTION DATES:                The 20th day of each month or, if such day is not a business day, the next  succeeding business day, beginning on April 22, 2002.
INTEREST DAY COUNT BASIS:          Actual/360


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

HOME EQUITY LOANS:                 It is anticipated that there will be 12,159 of closed-end, fixed or declining rate, fully amortizing home equity loans with an aggregate principal balance of approximately $1,167,399,343 as of the statistical cut-off date. The home equity loans are secured as of the cut-off date by first or second liens on one-to-four family residential properties.

                                   All of the home equity loans are simple interest home equity loans, which require that each monthly payment consist of an installment of interest which is calculated according to the simple interest method on the basis of the outstanding principal balance of that home equity loan multiplied by the applicable monthly interest rate for the number of days in the period elapsed since the preceding payment of interest was made. Generally, as payments are received, the amount received is applied first to late charges, then if permitted by law to other fees and expenses, if any, then to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance.

COLLECTION PERIOD:                 The calendar month preceding the month in which such Distribution Date occurs, except that with respect to the initial Distribution Date, the collection period is the period from March 4, 2002 to March 31, 2002

INTEREST ACCRUAL PERIOD:           The interest accrual period for the Offered Certificates with respect to any Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first
                                   Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day count basis).

OPTIONAL TERMINATION/MATURITY:     On the  earlier  of (i) the  Distribution Date on  which  the  aggregate  certificate principal balance is less than 15% of the aggregate  initial  certificate  principal balance of the Offered
                                   Certificates;  and (ii) the  Distribution  Date in March 2012; the master  servicer  (in the case of a 15% call) will have the option to purchase the remaining  home equity loans from the trust, or the trustee (in the case of the March 2012 Distribution  Date redemption) will begin an auction process for the sale of the remaining home equity loans.  As long as the auction process continues,  all payments that  would normally  go to the  equity  certificate will be used  to pay  down  the certificates. To the extent that the master  servicer  does not exercise its optional termination  right, the trustee will begin an auction  process to sell the  remaining home  equity  loans in the trust.  Generally,  at the time the home equity  loans are sold the outstanding principal  balance of the Class A and Class M Certificates  will be paid in full with accrued  interest  and  any  Class A and Class M  Supplemental Interest Amount. However,  in
                                   certain limited  circumstances (with the consent of 66 2/3% of the principal balance of the outstanding certificates), the home equity loans remaining in the trust after the Distribution
                                   Date in March 2012 may be sold for less than the full outstanding  principal  balance of and accrued  interest on the Class A and Class M Certificates.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

CLASS A PASS-THROUGH RATE:             The Class A
                                       Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                       one-month LIBOR plus [ ] bps; and (ii) the Available Funds Cap.

CLASS M PASS-THROUGH RATE:             The Class M
                                       Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                       one-month LIBOR plus [ ] bps; and (ii) the Available Funds Cap.

CLASS A SUPPLEMENTAL INTEREST AMOUNT:  As of any Distribution Date, the sum of (i) the excess, if any, of interest due on such certificates at the Class A Pass-Through Rate (without regard to the
                                       Available Funds Cap) over interest due on such certificates at a rate equal to the
                                       Available Funds Cap; (ii) any Supplemental Interest remaining unpaid from prior
                                       Distribution Dates; and (iii) interest on the amount in clause (ii) at the related
                                       Class A Pass-Through Rate (without regard to the Available Funds Cap.)

CLASS M SUPPLEMENTAL INTEREST AMOUNT:  As of any Distribution Date, the sum of (i) the excess, if any, of interest due on such certificates at the Class M Pass-Through Rate (without regard to the
                                       Available Funds Cap) over interest due on such certificates at a rate equal to the
                                       Available Funds Cap; (ii) any Supplemental Interest remaining unpaid from prior
                                       Distribution Dates; and (iii) interest on the amount in clause (ii) at the related
                                       Class M Pass-Through Rate (without regard to the Available Funds Cap.)

FORM OF CERTIFICATES:                  Book entry form,  same day funds  (through  DTC and, if  applicable,  Euroclear  or
                                       Clearstream)

PREPAYMENT PRICING CURVE:              0% CPR in the first month,  increasing to 25% CPR over 20 months,  and remaining at
                                       25% CPR thereafter on a seasoning adjusted basis.

SUBSTITUTION ABILITY:                  Household  will  have  the  right  to  substitute  up to 30%  of  the  outstanding principal  balance of the home  equity  loans as of the cut-off  date,  subject to required eligibility criteria.

SERVICING FEE:                         50 basis  points  per  annum on the  outstanding  principal  balance  of each home equity loan.

ADVANCES:                              The master servicer will not make advances relating to delinquent payments of principal and interest with respect to any home equity loan included in the home equity pool.

CERTIFICATE RATINGS:                   It is anticipated that the following Certificates will be rated:

                                       Moody's        S&P         Fitch
                                       -------        ---         -----
                        Class A          Aaa          AAA          AAA
                        Class M          Aa2          AA           AA

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

ERISA ELIGIBILITY:                     The Class A Certificates are expected to be ERISA eligible in accordance with the
                                       100 holder rule. The Class M Certificates will not be ERISA eligible.

LEGAL INVESTMENT:                      The Certificates are not SMMEA eligible.

TAX STATUS:                            Subject  to  the  considerations  in the  Prospectus,  the  Class  A and  Class  M
                                       Certificates will be debt for federal income tax purposes.

CREDIT ENHANCEMENT:                    1)   Excess  Interest:  Because  more  interest  is  expected  to be  paid  by the borrowers than is necessary to pay the related  servicing fee and interest on the  Certificates  each month,  there is expected to be excess interest which may be used to make additional payments of principal on the Certificates.
                                       2)   Overcollateralization: The excess of the principal balance of the home equity loans over the outstanding principal balance of the Class A and Class M Certificates represents overcollateralization which may absorb some losses on the home equity loans, if not covered by excess interest. The overcollateralization will be represented by the Equity Certificate of the trust, which will initially be held by the Depositor. The excess interest described above will be distributed to the
                                            Class A and Class M Certificates as principal if the Targeted Overcollateralization
                                            Amount is not at the required level. This reduces the principal balance of the
                                            Class A and Class M Certificates faster than the principal balance of the home equity loans until the Targeted Overcollateralization Amount is reached.

                                       3)   Subordination: Distribution of interest on the Class M Certificates is subordinate to distribution of interest on the Class A Certificates. Other than amounts distributed in connection with attaining the Targeted Overcollateralization Amount, distribution of principal on the Class M Certificates is subordinate to distribution of principal on the Class A Certificates.

STEPDOWN DATE:                         The later to occur of (x) the earlier to occur of (a) the Distribution Date in September
                                       2004, (b) the Distribution Date on which the balance of the Class A and Class M Certificate has been reduced to zero, and (y) the first Distribution Date on which the pool balance has been reduced to 50% of the initial principal balance of the loans.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TARGETED OVERCOLLATERALIZATION         Prior to the  Stepdown  Date,  17% of the  initial  principal  balance of the home
AMOUNT:                                equity loans.

                                       On and after the Stepdown Date, and assuming a trigger event is not in effect, the lesser of (A) 17% of the initial principal balance of the home equity loans and
                                       (B) the greater of (i) 34% of the aggregate principal balance of the home equity loans, as of the last day of the prior calendar month and (ii) 0.50% of the initial principal balance of the home equity loans. On or after the Stepdown Date, if a trigger event is in effect, the Targeted Overcollateralization Amount will be equal to the Targeted Overcollateralization Amount for the immediately preceding
                                       Distribution Date.

                                       In the event that the Targeted Overcollateralization Amount is permitted to decrease or "step down" on a Distribution Date in the future, a portion of the principal which would otherwise be distributed to the holders of the Class A and
                                       Class M Certificates on that Distribution Date will not be distributed to the holders of the Class A and Class M Certificates on that Distribution Date. This has the effect of decelerating the amortization of the Class A and Class M
                                       Certificates relative to the amortization of the home equity loans, and of reducing the overcollateralization amount.

DISTRIBUTIONS OF PRINCIPAL             Owners  of the  Class A and  Class M  Certificates  will be  entitled  to  receive
AND INTEREST:                          payments of interest  each month.  The amount of  principal  the owners of Class A and Class M Certificates are entitled to receive will vary depending on a number of factors, including the payments received on the home equity loans and the level of overcollateralization. Each month, the trustee will calculate the amounts to be paid to the owners of the Certificates. Distributions will be made on each
                                       Distribution Date to the owners of the Class A and Class M Certificates as of the record date. The record date for the Class A and Class M Certificates is the last day preceding the related Distribution Date; provided, however that following the date on which definitive certificates are available, the record date is the last business day of the prior calendar month.

                                       Owners of Certificates will receive payments on each Distribution Date, to the extent of the Available Distribution Amount, as follows:

                                       (i)  to the Class A Certificates, the current interest plus the interest carry forward amount with respect to the Class A Certificates; provided that, if the amount available is not sufficient to make a full distribution of interest with respect to the Class A Certificates, the amount of the shortfall will be carried forward with accrued interest;

                                       (ii) to the Class M Certificates, the current interest plus the interest carry forward amount with respect to the Class M Certificates; provided that, if the amount available is not sufficient to make a full distribution of interest with respect to the Class M Certificates, the amount of the shortfall will be carried forward with accrued interest;

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                       (iii)  to the Class A Certificates until the certificate principal balance of the
                                              Class A Certificates has been reduced to zero, approximately 88.89 % of the
                                              Principal Distribution Amount;
                                       (iv)   to the Class A Certificates,  the Principal Carry Forward Amount with respect to the Class A Certificates;
                                       (v)    to the Class A Certificates until the certificate principal balance of the
                                              Class A Certificates has been reduced to zero, approximately 88.89% of the
                                              Additional Principal Reduction Amount;
                                       (vi)   to the Class M Certificates until the certificate principal balance of the
                                              Class M Certificates has been reduced to zero, approximately 11.11% of the
                                              Principal Distribution Amount;
                                       (vii)  to the Class M  Certificates,  the Principal  Carry  Forward  Amount with respect to the Class M Certificates;
                                       (viii) to the Class M Certificates until the certificate principal balance of the
                                              Class M Certificates has been reduced to zero, approximately 11.11% of the
                                              Additional Principal Reduction Amount;
                                       (ix)   concurrently, to the Class A and Class M Certificates until the certificate principal balance of each such Class A and Class M Certificate has been reduced to zero, approximately 88.89 % of the Extra Principal Distribution
                                              Amount to the Class A Certificates and approximately 11.11% of the Extra
                                              Principal Distribution Amount to the Class M Certificates;
                                       (x)    to the Class A and Class M Certificates, their pro rata share, according to the outstanding Class A and Class M Supplemental Interest Amounts, as
                                              applicable, of the aggregate Class A and Class M Supplemental Interest
                                              Amount;
                                       (xi)   to the equity certificate, any remaining Available Distribution Amount subject to certain limitations.

PROSPECTUS:                            The Class A and Class M  Certificates  are being offered  pursuant to a prospectus supplemented by a prospectus  supplement  (together,  the "Prospectus").  Complete information  with  respect  to the  Class  A and  Class  M  Certificates  and  the
                                       collateral  securing them is contained in the Prospectus.  The information  herein is qualified in its entirety by the information  appearing in the  Prospectus.  To the extent that the information  herein is inconsistent  with the Prospectus,  the
                                       Prospectus  shall  govern  in all  respects.  Sales  of the  Class  A and  Class M
                                       Certificates  may  not be  consummated  unless  the  purchaser  has  received  the
                                       Prospectus.

                                       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT
                                       SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE CLASS A OR CLASS M
                                       CERTIFICATES.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             ADDITIONAL DEFINITIONS

60 DAY+ ROLLING AVERAGE:               The rolling 3 month average  percentage of home equity loans that are 60 or more days delinquent.

ADDITIONAL PRINCIPAL REDUCTION         The excess of the Principal Reduction Amount over the Principal Distribution
AMOUNT:                                Amount.

AVAILABLE DISTRIBUTION AMOUNT:         The sum of (a) monthly principal and interest payments (minus the servicing fee)
                                       on the home equity loans from the prior collection period only, (b) insurance proceeds not considered part of principal collections and (c) any amounts required to be paid in connection with the termination of the trust.

                                       There will be no servicing advances.

ENHANCEMENT PERCENTAGE:                As to any Distribution Date, the percentage obtained by dividing (i) the Interim
                                       Overcollateralization Amount by (ii) the aggregate principal balance of the home equity loans as of the last day of the related Collection Period.

AVAILABLE FUNDS CAP:                   With respect to any Distribution Date, a per annum rate equal to the weighted average of the net loan rates of each home equity loan, in each case outstanding as of the first day of the related collection period, multiplied by a fraction of which the numerator is 30 and the denominator is the number of days in the interest accrual period.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT:   Lesser of (i) the Monthly Excess Cashflow and (ii) the Interim Overcollateralization
                                       Deficiency.

INTEREST CARRY FORWARD AMOUNT:         Unpaid interest from prior periods plus accrued interest on such amount calculated for the related interest accrual period at the related pass-through rate in effect with respect to such class of Certificates.

INTERIM OVERCOLLATERALIZATION AMOUNT:  The excess, if any, of the aggregate principal balance of the home equity loans as of the last day of the preceding collection period over (i) the outstanding principal balance of the Class A and Class M Certificates (before taking into account any distributions of principal on that Distribution Date) less (ii) the principal collections for such Distribution Date.

INTERIM OVERCOLLATERALIZATION          The excess of the Targeted Overcollateralization Amount over the Interim
DEFICIENCY:                            Overcollateralization Amount.

MONTHLY EXCESS CASH FLOW:              The excess of (i) the excess, if any, of (a) interest collections (for clarity purposes only, net of any servicing fee) over (b) interest payable on the Class A and Class M Certificates over (ii) the Additional Principal Reduction Amount.

PRINCIPAL CARRY FORWARD AMOUNT:        Unpaid principal distributions from prior periods pursuant to clauses (iv), (v),
                                       (vii) and (viii) under the heading "Distributions of Principal and Interest" herein.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             ADDITIONAL DEFINITIONS

PRINCIPAL DISTRIBUTION AMOUNT:            The principal  collections minus, for Distribution Dates occurring on and after the  Stepdown  Date  and for  which  a  Trigger  Event  is not in  effect,  the
                                          Overcollateralization Release Amount.

PRINCIPAL REDUCTION AMOUNT:               The principal balance of the Mortgage Loans at the beginning of the collection period minus (i) the principal balance of the Mortgage Loans at the end of the Collection Period and (ii) for Distribution Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount.

STEPPED UP ENHANCEMENT LEVEL:             Two times the 60 Day+ Rolling Average



TRIGGER EVENT:                            As to any Distribution Date, a trigger event will have occurred if the 60
                                          Day+ Rolling Average equals or exceeds one-half of the related Enhancement
                                          Percentage. A Trigger Event will not be in effect if the Enhancement
                                          Percentage on the Offered Certificates exceeds the Stepped Up Enhancement
                                          Level.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO MATURITY

                 PERCENTAGE OF CLASS A CERTIFICATE AND CLASS M CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES              PPC 0%         PPC 50%        PPC 75%        PPC 100%       PPC 125%        PPC 150%       PPC 200%
         -----              ------         -------        -------        --------       --------        --------       --------
  Closing                    100%            100%           100%            100%           100%           100%            100%
  Mar-03                      91             77              71             64             57              51             38
  Mar-04                      89             64              53             42             33              24              9
  Mar-05                      88             53              38             30             23              16              0
  Mar-06                      86             43              30             22             16              9               0
  Mar-07                      83             35              24             16              8              1               0
  Mar-08                      81             30              19             10              2              0               0
  Mar-09                      78             25              15              4              0              0               0
  Mar-10                      76             21              10              0              0              0               0
  Mar-11                      73             18              4               0              0              0               0
  Mar-12                      70             15              0               0              0              0               0
  Mar-13                      60             10              0               0              0              0               0
  Mar-14                      48              5              0               0              0              0               0
  Mar-15                      36              1              0               0              0              0               0
  Mar-16                      26              0              0               0              0              0               0
  Mar-17                      16              0              0               0              0              0               0
  Mar-18                      5               0              0               0              0              0               0
  Mar-19                      0               0              0               0              0              0               0
  Mar-20                      0               0              0               0              0              0               0
  Mar-21                      0               0              0               0              0              0               0
  Mar-22                      0               0              0               0              0              0               0
  Mar-23                      0               0              0               0              0              0               0
  Mar-24                      0               0              0               0              0              0               0
  Mar-25                      0               0              0               0              0              0               0
  Mar-26                      0               0              0               0              0              0               0
  Mar-27                      0               0              0               0              0              0               0
  Mar-28                      0               0              0               0              0              0               0
  Mar-29                      0               0              0               0              0              0               0
  Mar-30                      0               0              0               0              0              0               0
  Mar-31                      0               0              0               0              0              0               0
  Mar-32                      0               0              0               0              0              0               0

  AVERAGE LIFE TO           10.59           4.52            3.18           2.41           1.90            1.51           0.95
  MATURITY (IN YEARS)

  AVERAGE LIFE TO            8.32           4.28            2.99           2.24           1.76            1.39           0.91
  CALL (IN YEARS)(1)

1. Calculated using the earlier of the 15% option clean-up call and the Distribution Date in March 2012

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                        INTEREST CAP RATES (CASH CAP)(1)

                    DATE                                                   CLASS A AND CLASS M CAP
                 ---------                                                 -----------------------
                                                                                  ACTUAL/360
                 4/20/2002                                                           8.76
                 5/20/2002                                                          10.80
                 6/20/2002                                                          10.45
                 7/20/2002                                                          10.80
                 8/20/2002                                                          10.45
                 9/20/2002                                                          10.45
                10/20/2002                                                          10.80
                11/20/2002                                                          10.45
                12/20/2002                                                          10.79
                 1/20/2003                                                          10.45
                 2/20/2003                                                          10.45
                 3/20/2003                                                          11.56
                 4/20/2003                                                          10.44
                 5/20/2003                                                          10.79
                 6/20/2003                                                          10.44
                 7/20/2003                                                          10.79
                 8/20/2003                                                          10.44
                 9/20/2003                                                          10.44
                10/20/2003                                                          10.79
                11/20/2003                                                          10.44
                12/20/2003                                                          10.79
                 1/20/2004                                                          10.44
                 2/20/2004                                                          10.44
                 3/20/2004                                                          11.16
                 4/20/2004                                                          10.44
                 5/20/2004                                                          10.79
                 6/20/2004                                                          10.44
                 7/20/2004                                                          10.79
                 8/20/2004                                                          10.44
                 9/20/2004                                                          10.44
                10/20/2004                                                          10.79
                11/20/2004                                                          10.44
                12/20/2004                                                          10.78

1. Run assuming base prepayment speed, no losses and 20% 1 month LIBOR rate.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                    INTEREST CAP RATES (CASH CAP)(1) (CONT'D)

                    DATE                                                   CLASS A AND CLASS M CAP
                 ---------                                                 -----------------------
                                                                                  ACTUAL/360
                 1/20/2005                                                          10.44
                 2/20/2005                                                          10.44
                 3/20/2005                                                          11.55
                 4/20/2005                                                          29.08
                 5/20/2005                                                          31.86
                 6/20/2005                                                          30.84
                 7/20/2005                                                          31.88
                 8/20/2005                                                          30.86
                 9/20/2005                                                          30.85
                 10/20/2005                                                         31.89
                 11/20/2005                                                         30.87
                 12/20/2005                                                         31.91
                 1/20/2006                                                          30.89
                 2/20/2006                                                          30.89
                 3/20/2006                                                          34.22
                 4/20/2006                                                          30.91
                 5/20/2006                                                          31.95
                 6/20/2006                                                          30.93
                 7/20/2006                                                          31.98
                 8/20/2006                                                          30.95
                 9/20/2006                                                          30.96
                 10/20/2006                                                         32.01
                 11/20/2006                                                         30.99
                 12/20/2006                                                         32.03
                 1/20/2007                                                          31.01
                 2/20/2007                                                          31.02
                 3/20/2007                                                          34.35
                 4/20/2007                                                          31.04
                 5/20/2007                                                          32.09
                 6/20/2007                                                          31.06
                 7/20/2007                                                          32.11
                 8/20/2007                                                          31.09
                 9/20/2007                                                          31.10
                 10/20/2007                                                         32.15
                 11/20/2007                                                         31.12
                 12/20/2007                                                         32.18


1. Run assuming base prepayment speed, no losses and 20% 1 month LIBOR rate.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                   INTEREST CAP RATES (CASH CAP)(1) (CONT'D)

                    DATE                                                   CLASS A AND CLASS M CAP
                 ---------                                                 -----------------------
                                                                                  ACTUAL/360
                 1/20/2008                                                          31.15
                 2/20/2008                                                          31.16
                 3/20/2008                                                          33.33
                 4/20/2008                                                          31.19
                 5/20/2008                                                          32.24
                 6/20/2008                                                          31.22
                 7/20/2008                                                          32.27
                 8/20/2008                                                          31.25
                 9/20/2008                                                          31.26
                 10/20/2008                                                         32.32
                 11/20/2008                                                         31.29
                 12/20/2008                                                         32.35
                 1/20/2009                                                          31.32
                 2/20/2009                                                          31.33
                 3/20/2009                                                          34.71
                 4/20/2009                                                          31.37
                 5/20/2009                                                          32.43
                 6/20/2009                                                          31.40
                 7/20/2009                                                          32.46
                 8/20/2009                                                          31.43
                 9/20/2009                                                          31.45
                 10/20/2009                                                         32.51
                 11/20/2009                                                         31.48
                 12/20/2009                                                         32.26
                 1/20/2010                                                          31.23
                 2/20/2010                                                          31.25
                 3/20/2010                                                          34.61
                 4/20/2010                                                          31.28
                 5/20/2010                                                          32.33
                 6/20/2010                                                          31.31
                 7/20/2010                                                          32.37
                 8/20/2010                                                          31.34
                 9/20/2010                                                          31.35
                 10/20/2010                                                         32.42
                 11/20/2010                                                         31.39
                 12/20/2010                                                         32.45

1. Run assuming base prepayment speed, no losses and 20% 1 month LIBOR rate.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                   INTEREST CAP RATES (CASH CAP)(1) (CONT'D)

                    DATE                                                   CLASS A AND CLASS M CAP
                 ---------                                                 -----------------------
                                                                                  ACTUAL/360
                 1/20/2011                                                          31.42
                 2/20/2011                                                          31.44
                 3/20/2011                                                          34.83
                 4/20/2011                                                          31.47
                 5/20/2011                                                          32.54
                 6/20/2011                                                          31.51
                 7/20/2011                                                          32.58
                 8/20/2011                                                          31.55
                 9/20/2011                                                          31.57
                 10/20/2011                                                         32.64
                 11/20/2011                                                         31.61
                 12/20/2011                                                         32.68
                 1/20/2012                                                          31.65
                 2/20/2012                                                          31.67
                 3/20/2012                                                          33.87
                 4/20/2012                                                          31.71
                 5/20/2012                                                          32.79
                 6/20/2012                                                          31.75
                 7/20/2012                                                          32.83
                 8/20/2012                                                          31.80
                 9/20/2012                                                          31.82
                 10/20/2012                                                         32.91
                 11/20/2012                                                         31.87
                 12/20/2012                                                         32.96
                 1/20/2013                                                          31.92
                 2/20/2013                                                          31.94
                 3/20/2013                                                          35.39
                 4/20/2013                                                          31.99
                 5/20/2013                                                          33.09
                 6/20/2013                                                          32.05
                 7/20/2013                                                          33.14
                 8/20/2013                                                          32.10
                 9/20/2013                                                          32.13
                 10/20/2013                                                         33.23
                 11/20/2013                                                         32.19
                 12/20/2013                                                         33.29

1. Run assuming base prepayment speed, no losses and 20% 1 month LIBOR rate.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                   INTEREST CAP RATES (CASH CAP)(1) (CONT'D)

                    DATE                                                   CLASS A AND CLASS M CAP
                 ---------                                                 -----------------------
                                                                                  ACTUAL/360
                 1/20/2014                                                          32.25
                 2/20/2014                                                          32.28
                 3/20/2014                                                          35.77
                 4/20/2014                                                          32.34
                 5/20/2014                                                          33.46
                 6/20/2014                                                          32.41
                 7/20/2014                                                          33.53
                 8/20/2014                                                          32.48
                 9/20/2014                                                          32.51
                 10/20/2014                                                         33.63
                 11/20/2014                                                         32.59
                 12/20/2014                                                         33.71
                 1/20/2015                                                          32.66
                 2/20/2015                                                          32.70
                 3/20/2015                                                          36.25
                 4/20/2015                                                          31.49
                 5/20/2015                                                          32.56
                 6/20/2015                                                          31.53
                 7/20/2015                                                          32.60
                 8/20/2015                                                          20.48
                 9/20/2015                                                          15.77
                 10/20/2015                                                         16.54
                 11/20/2015                                                         16.25
                 12/20/2015                                                         17.06
                 1/20/2016                                                          16.79
                 2/20/2016                                                          17.09
                 3/20/2016                                                          18.60
                 4/20/2016                                                          17.74
                 5/20/2016                                                          18.70
                 6/20/2016                                                          18.49
                 7/20/2016                                                          19.54
                 8/20/2016                                                          19.35
                 9/20/2016                                                          19.84
                 10/20/2016                                                         21.04
                 11/20/2016                                                         20.94

1. Run assuming base prepayment speed, no losses and 20% 1 month LIBOR rate.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                   INTEREST CAP RATES (CASH CAP)(1) (CONT'D)

                    DATE                                                   CLASS A AND CLASS M CAP
                 ---------                                                 -----------------------
                                                                                  ACTUAL/360
                12/20/2016                                                          22.28
                 1/20/2017                                                          22.24
                 2/20/2017                                                          22.99
                 3/20/2017                                                          26.37
                 4/20/2017                                                          24.73
                 5/20/2017                                                          26.61
                 6/20/2017                                                          26.90
                 7/20/2017                                                          29.13
                 8/20/2017                                                          29.66
                 9/20/2017                                                          31.33
                 10/20/2017                                                         34.39
                 11/20/2017                                                         35.55
                 12/20/2017                                                         39.52
                 1/20/2018                                                          41.48
                 2/20/2018                                                          45.45
                 3/20/2018                                                          55.83
                 4/20/2018                                                          56.84
                 5/20/2018                                                          67.61
                 6/20/2018                                                          77.51
                 7/20/2018                                                          98.95
                 8/20/2018                                                          126.48
                 9/20/2018                                                          189.06

1. Run assuming base prepayment speed, no losses and 20% 1 month LIBOR rate.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               COLLATERAL SUMMARY
                       AS OF THE STATISTICAL CUT-OFF DATE

NUMBER OF MORTGAGE LOANS                                                                12,159
TOTAL OUTSTANDING PRINCIPAL BALANCE                                                     $1,167,399,343
APPROXIMATE MINIMUM CURRENT PRINCIPAL BALANCE                                           $5,251
APPROXIMATE MAXIMUM CURRENT PRINCIPAL BALANCE                                           $398,156
AVERAGE CURRENT PRINCIPAL BALANCE                                                       $96,011
RANGE OF LOAN RATES                                                                     8.000% to 20.930%
WEIGHTED AVERAGE LOAN RATE                                                              11.299%
RANGE OF ORIGINAL TERMS TO MATURITY                                                     60 to 360 months
WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY                                              315.4 months
RANGE OF REMAINING TERMS TO MATURITY                                                    15 to 357 months
WEIGHTED AVERAGE REMAINING TERM                                                         298 months
RANGE OF COMBINED LOAN-TO-VALUE RATIOS                                                  6.32% to 115.00%
WEIGHTED AVERAGE COMBINED LOAN TO VALUE RATIO                                           99.73%
WEIGHTED AVERAGE FICO SCORE                                                             629

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              ORIGINAL PRINCIPAL BALANCES OF THE HOME EQUITY LOANS

                                                                                                        % OF HOME EQUITY
                                                                               AGGREGATE               LOANS BY AGGREGATE
ORIGINAL PRINCIPAL BALANCES                    NUMBER OF                       PRINCIPAL                    PRINCIPAL
OF THE HOME EQUITY LOANS                   HOME EQUITY LOANS                    BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
$5,000.01 - 50,000.00                             3,251                        $102,191,130                      8.75%
50,000.01 - 100,000.00                            4,170                         297,347,994                     25.47
100,000.01 - 150,000.00                           2,454                         296,482,772                     25.40
150,000.01 - 200,000.00                           1,270                         215,887,005                     18.49
200,000.01 - 250,000.00                             560                         122,327,883                     10.48
250,000.01 - 300,000.00                             285                          76,595,437                      6.56
300,000.01 and above                                169                          56,567,122                      4.85
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           12,159                      $1,167,399,343                    100.00%

Minimum Current Principal Balance:          $9,270
Maximum Current Principal Balance:          $400,045
Average Current Principal Balance:          $98,194



               CURRENT PRINCIPAL BALANCES OF THE HOME EQUITY LOANS

                                                                                                        % OF HOME EQUITY
                                                                               AGGREGATE               LOANS BY AGGREGATE
CURRENT PRINCIPAL BALANCES                     NUMBER OF                       PRINCIPAL                    PRINCIPAL
OF THE HOME EQUITY LOANS                   HOME EQUITY LOANS                    BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
$5,000.01 - 50,000.00                              3,465                      $111,850,369                       9.58%
50,000.01 - 100,000.00                             4,099                       301,145,016                      25.80
100,000.01 - 150,000.00                            2,378                       292,529,377                      25.06
150,000.01 - 200,000.00                            1,234                       212,303,250                      18.19
200,000.01 - 250,000.00                              540                       118,896,011                      10.18
250,000.01 - 300,000.00                              282                        76,478,679                       6.55
300,000.01 and above                                 161                        54,196,641                       4.64
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            12,159                    $1,167,399,343                     100.00%

Minimum:             $5,251
Maximum:             $398,156
Average:             $96,011


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                     INTEREST RATES OF THE HOME EQUITY LOANS

                                                                                                        % OF HOME EQUITY
                                                                              AGGREGATE                LOANS BY AGGREGATE
                                               NUMBER OF                      PRINCIPAL                    PRINCIPAL
INTEREST RATE (%)                          HOME EQUITY LOANS                   BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
8.000 - 8.999                                        192                     $27,842,005                         2.38%
9.000 - 9.999                                      1,431                     209,155,018                        17.92
10.000 - 10.999                                    2,905                     375,781,841                        32.19
11.000 - 11.999                                    3,370                     310,342,260                        26.58
12.000 - 12.999                                    1,532                     120,599,969                        10.33
13.000 - 13.999                                    1,042                      57,960,451                         4.96
14.000 - 14.999                                    1,023                      41,663,305                         3.57
15.000 - 15.999                                      370                      13,787,295                         1.18
16.000 - 16.999                                      170                       5,790,163                         0.50
17.000 - 17.999                                       79                       2,959,831                         0.25
18.000 - 18.999                                       33                       1,278,127                         0.11
19.000 - 19.999                                       10                         215,804                         0.02
20.000 - 20.999                                        2                          23,274                         0.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            12,159                  $1,167,399,343                       100.00%

Minimum Mortgage Coupon Rate:                      8.00%
Maximum Mortgage Coupon Rate:                    20.930%
Weighted Average Mortgage Coupon Rate:           11.299%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              ORIGINAL COMBINED LTV RATIOS OF THE HOME EQUITY LOANS

                                                                                                       % OF HOME EQUITY
                                                                              AGGREGATE               LOANS BY AGGREGATE
ORIGINAL COMBINED                                 NUMBER OF                   PRINCIPAL                    PRINCIPAL
LTV RATIO (%)                                 HOME EQUITY LOANS                BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 30.00                                           104                     $3,603,354                    0.31%
30.01 - 40.00                                           95                      4,498,215                    0.39
40.01 - 50.00                                          193                      9,679,098                    0.83
50.01 - 60.00                                          259                     14,164,645                    1.21
60.01 - 70.00                                          354                     22,739,821                    1.95
70.01 - 80.00                                          722                     48,763,179                    4.18
80.01 - 90.00                                        1,282                     97,761,932                    8.37
90.01 - 100.00                                       2,307                    200,612,904                   17.18
100.01 - 110.00                                      5,470                    587,649,730                   50.34
110.01 - 115.00                                      1,373                    177,926,464                   15.24
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              12,159                 $1,167,399,343                  100.00%

Minimum CLTV:                       6.32%
Maximum CLTV:                     115.00%
Weighted Average CLTV:             99.73%



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

    GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE HOME EQUITY LOANS

                                                                                               % OF HOME EQUITY
                                                                        AGGREGATE             LOANS BY AGGREGATE
                                            NUMBER OF                   PRINCIPAL                  PRINCIPAL
STATE                                   HOME EQUITY LOANS                BALANCE                    BALANCE
---------------------------------------------------------------------------------------------------------------------
California                                      1,846                  $242,451,888                   20.77%
New York                                        1,298                   106,837,005                    9.15
Florida                                         1,011                    89,704,725                    7.68
Pennsylvania                                      727                    63,548,728                    5.44
Washington                                        495                    58,281,896                    4.99
Michigan                                          661                    56,677,590                    4.86
New Jersey                                        385                    51,173,450                    4.38
Maryland                                          499                    49,474,787                    4.24
Virginia                                          546                    48,299,728                    4.14
Massachusetts                                     329                    35,327,928                    3.03
Missouri                                          370                    28,857,129                    2.47
Illinois                                          304                    23,884,720                    2.05
Arizona                                           256                    21,856,183                    1.87
Colorado                                          160                    21,548,421                    1.85
Oregon                                            192                    20,798,112                    1.78
Tennessee                                         254                    20,261,822                    1.74
Connecticut                                       211                    19,603,475                    1.68
North Carolina                                    265                    18,232,109                    1.56
South Carolina                                    209                    17,751,747                    1.52
Georgia                                           254                    16,878,242                    1.45
Nevada                                            131                    15,207,983                    1.30
Alabama                                           233                    14,942,582                    1.28
Minnesota                                         101                    11,623,487                    1.00
Wisconsin                                          96                    10,283,194                    0.88
Kansas                                            112                    10,168,142                    0.87
Utah                                               87                    10,101,787                    0.87
Indiana                                           133                     9,896,102                    0.85
Idaho                                             103                     9,579,124                    0.82
New Hampshire                                      78                     8,031,849                    0.69
Texas                                             171                     7,304,676                    0.63
Delaware                                           86                     7,264,181                    0.62
Kentucky                                           78                     6,794,420                    0.58
Oklahoma                                           81                     5,555,487                    0.48
Iowa                                               89                     4,884,422                    0.42
Louisiana                                          59                     4,667,170                    0.40
Nebraska                                           62                     4,529,510                    0.39
Rhode Island                                       48                     4,429,441                    0.38
New Mexico                                         55                     4,392,627                    0.38
Maine                                              22                     2,195,760                    0.19
Mississippi                                        28                     1,836,439                    0.16
Montana                                            21                     1,610,584                    0.14
Wyoming                                             6                       403,370                    0.03
West Virginia                                       4                       159,562                    0.01
Vermont                                             2                        49,957                    0.00
South Dakota                                        1                        37,802                    0.00
TOTAL:                                         12,159                $1,167,399,343                  100.00%

              The mortgaged properties are located in a total of 45
                      states and the District of Columbia

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                     OCCUPANCY TYPE OF THE HOME EQUITY LOANS

                                                                                                        % OF HOME EQUITY
                                                                              AGGREGATE                LOANS BY AGGREGATE
                                               NUMBER OF                      PRINCIPAL                    PRINCIPAL
OCCUPANCY TYPE                             HOME EQUITY LOANS                   BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
Primary Residence                                 12,082                   $1,159,890,101                      99.36%
Investor Property                                     77                        7,509,242                       0.64
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            12,159                   $1,167,399,343                     100.00%



                     LIEN PRIORITY OF THE HOME EQUITY LOANS

                                                                                                        % OF HOME EQUITY
                                                                              AGGREGATE                LOANS BY AGGREGATE
                                               NUMBER OF                      PRINCIPAL                    PRINCIPAL
LIEN PRIORITY                              HOME EQUITY LOANS                   BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
1st Lien                                           8,973                    $1,020,888,122                     87.45%
2nd Lien                                           3,186                      $146,511,220                     12.55
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            12,159                     1,167,399,343                    100.00%





               REMAINING TERM TO MATURITY OF THE HOME EQUITY LOANS

                                                                                                        % OF HOME EQUITY
                                                                              AGGREGATE                LOANS BY AGGREGATE
REMAINING TERM                                 NUMBER OF                      PRINCIPAL                    PRINCIPAL
TO MATURITY (MONTHS)                       HOME EQUITY LOANS                   BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
13 - 60                                              134                        $2,755,681                      0.24%
61 - 120                                             786                        34,579,247                      2.96
121 - 180                                          2,564                       144,814,861                     12.40
181 - 240                                          1,497                       123,280,243                     10.56
241 - 300                                            437                        45,177,527                      3.87
301 - 360                                          6,741                       816,791,784                     69.97
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            12,159                    $1,167,399,343                    100.00%

Minimum Remaining Term:                        15 months
Maximum Remaining Term:                       357 months
Weighted Average Remaining Term:              298 months

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  YEAR OF ORIGINATION OF THE HOME EQUITY LOANS

                                                                                                         % OF HOME EQUITY
                                                                                 AGGREGATE              LOANS BY AGGREGATE
                                                 NUMBER OF                       PRINCIPAL                   PRINCIPAL
YEAR OF ORIGINATION                          HOME EQUITY LOANS                    BALANCE                     BALANCE
-----------------------------------------------------------------------------------------------------------------------------
1995<=                                                  90                        $2,865,823                     0.25%
1996                                                   207                        11,049,876                     0.95
1997                                                   628                        32,545,767                     2.79
1998                                                 1,450                        98,589,228                     8.45
1999                                                 1,735                       153,313,575                    13.13
2000                                                 2,140                       196,164,676                    16.80
2001                                                 5,909                       672,870,398                    57.64
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              12,159                    $1,167,399,343                   100.00%




                  BORROWER FICO SCORE OF THE HOME EQUITY LOANS

                                                                                                          % OF HOME EQUITY
                                                                                 AGGREGATE               LOANS BY AGGREGATE
                                                  NUMBER OF                      PRINCIPAL                   PRINCIPAL
FICO SCORE                                    HOME EQUITY LOANS                   BALANCE                     BALANCE
------------------------------------------------------------------------------------------------------------------------------
<=0                                               1,487                       $107,655,749                      9.22%
459 - 500                                            44                           5,477,022                      0.47
501 - 540                                           410                          38,827,917                      3.33
541 - 580                                         1,315                        125,811,451                      10.78
581 - 620                                         2,812                        277,033,869                      23.73
621 - 660                                         3,287                        335,107,649                      28.71
661 - 700                                         2,020                        204,918,498                      17.55
701 - 811                                           784                         72,567,188                       6.22
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           12,159                      $1,167,399,343                    100.00%

Minimum:                    459
Maximum:                    811
Weighted Average:           629


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.